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                          Executive Officers and Directors of The First American Corporation

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       Name of Executive Officer                   Business Address                     Principal Occupation
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
D.P. Kennedy                             1 First American Way                   Chairman, The First American
                                         Santa Ana, California 92707            Corporation

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Parker S. Kennedy                        1 First American Way                   President, The First American
                                         Santa Ana, California 92707            Corporation

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Thomas A. Klemens                        1 First American Way                   Senior Executive Vice President and
                                         Santa Ana, California 92707            Chief Financial Officer, The First
                                                                                American Corporation

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Craig I. DeRoy                           1 First American Way                   Senior Executive Vice President and
                                         Santa Ana, California 92707            General Counsel, The First American
                                                                                Corporation

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Curt A. Caspersen                        1 First American Way                   Executive Vice President, The First
                                         Santa Ana, California 92707            American Corporation

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John M. Hollenbeck                       1 First American Way                   Executive Vice President, The First
                                         Santa Ana, California 92707            American Corporation

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Gary L. Kermott                          1 First American Way                   President, First American Title
                                         Santa Ana, California 92707            Insurance Company

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Mark R Arnesen                           1 First American Way                   Vice President, Secretary, Corporate
                                         Santa Ana, California 92707            Counsel, The First American
                                                                                Corporation

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           Name of Director                        Business Address                     Principal Occupation

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
Gary J. Beban                            CB Richard Ellis, Inc.                 Senior Executive Managing Director,
                                         233 No. Michigan Ave.,                 CB Richard Ellis, Inc., commercial
                                         Suite 2200                             real estate services
                                         Chicago, IL 60601-6787

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J. David Chatham                         Chatham Holdings                       President and Chief Executive
                                         Corporation                            Officer, Chatham Holdings
                                         5780 Windward Parkway,                 Corporation real estate
                                         Suite 300                              development and associated
                                         Alpharetta, GA 30005                   industries

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
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
Hon. William G. Davis                    Torys                                  Counsel, Torys LLP
                                         Maritime Life Tower                    legal services
                                         79 Wellington Street West,
                                         Suite 300
                                         Toronto, Ontario
                                         Canada M5K 1N2

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James L. Doti                            Office of the President                President and Donald Bren
                                         Chapman University                     Distinguished Chair of Business and
                                         1 University Drive                     Economics, Chapman University
                                         Orange, CA 92866                       education

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Lewis W. Douglas, Jr.                    Stanley Energy, Inc.                   Chairman, Stanley Energy, Inc. oil
                                         1776 Lincoln Street, Suite 410         exploration
                                         Denver, CO 80203-4316

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Paul B. Fay, Jr.                         The Fay Improvement                    President, The Fay Improvement
                                         Company                                Company financial consulting and
                                         3766 Clay Street                       business ventures
                                         San Francisco, CA 94118

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Frank E. O'Bryan                         WMC Mortgage Corporation               Chairman of the Board, WMC
                                         P.O. Box 17689                         Mortgage Corporation mortgage lending
                                         Irvine, CA 92623-7689

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Roslyn B. Payne                          Jackson Street Partners, Ltd.          President, Jackson Street Partners,
                                         3490 California Street,                Ltd. real estate venture capital and
                                         Suite 209                              investments
                                         San Francisco, CA 94118

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D. Van Skilling                          125 Netas Court                        Private Investor
                                         Palm Desert, CA 92260

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Herbert B. Tasker                        Centre Capital Group, Inc.             Vice Chairman and Managing Director,
                                         200 Pringle Ave., Suite 500            Centre Capital Group, Inc., mortgage
                                         Walnut Creek, CA 94596                 conduit

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Virginia M. Ueberroth                    P.O. Box 100                           Chairman, Ueberroth Family
                                         Laguna Beach, CA 92652-0010            Foundation, philanthropy

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